Exhibit 10.7

独家购买权协议

Exclusive Option Agreement

本独家购买权协议（以下简称“本协议”）由以下各方于2020年 11 月 3 日在中华人民共和国（在本协议中，不包括香港特别行政区、澳门特别行政区和台湾地区；以下简称“中国”）广东省深圳市签署：

This Exclusive Option Agreement (this “Agreement”), as dated Month 11 Day 3, 2020, is made and entered into by and between the following parties in Shenzhen City, Guangdong Province, the People’s Republic of China (for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan region; “China” or the “PRC”):

甲方：杭州筑梦创享科技有限公司

Party A: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

统一社会信用代码： 91330100MA2J2EYW5J

United Social Credit Code: 91330100MA2J2EYW5J

住所：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Domicile: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

乙方：

Party B:

乙方1：李厚德

Party B1: Li Houde

身份证号码：

Identification Number:

住所：

Domicile:

乙方2：刘望霞

Party B2: Liu Wangxia

身份证号码：

Identification Number:

住所：

Domicile:

乙方3：东莞市富华股权投资合伙企业（有限合伙）

Party B3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52PLGM3D

United Social Credit Code: 91441900MA52PLGM3D

住所：广东省东莞市东城街道樟村南路21号346室

Domicile: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

乙方4：东莞市广胜股权投资合伙企业（有限合伙）

Party B4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52P6TC3P

United Social Credit Code: 91441900MA52P6TC3P

住所：广东省东莞市东城街道樟村南路21号379室

Domicile: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

乙方5：东莞市富胜股权投资合伙企业（有限合伙）

Party B5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52T3TE3B

United Social Credit Code: 91441900MA52T3TE3B

住所：广东省东莞市南城街道草塘路5号1栋3022室

Domicile: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

乙方6：深圳市创东方投资有限公司

Party B6: Shenzhen CDF-Capital Co. Ltd.

统一社会信用代码：9144030066587698X9

United Social Credit Code: 9144030066587698X9

住所：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Domicile: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

乙方7：东莞市摩亿投资合伙企业（有限合伙）

Party B7: Dongguan Moyi Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524XF56E

United Social Credit Code: 91441900MA524XF56E

住所：东莞市东城街道主山社区涡岭商业街西区3巷5号

Domicile: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

乙方8：东莞市摩丰投资合伙企业（有限合伙）

Party B8: Dongguan Mofeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524UX28J

United Social Credit Code: 91441900MA524UX28J

住所：东莞市寮步镇小坑村文德路二巷51号4楼

Domicile: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

乙方9：东莞市冀丰投资合伙企业（有限合伙）

Party B9: Dongguan Jifeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524URB3M

United Social Credit Code: 91441900MA524URB3M

住所：东莞市寮步镇井巷大岭头115号6楼

Domicile: 6th Floor, No. 115, Dalingtou, Jingxiang, Liaobu Town, Dongguan City

乙方10：东莞市益财投资合伙企业（有限合伙）

Party C8: Dongguan Yicai Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA5254UA94

United Social Credit Code: 91441900MA5254UA94

住所：东莞市东城街道主山涡岭商业街西区4巷5号

Domicile: No. 5, Lane 4, West District of Zhushan Woling Commercial Street, Dongcheng Street, Dongguan City

丙方：深圳市筑梦之星科技有限公司

Party C: Shenzhen Building Dream Star Technology Limited

统一社会信用代码：9144030035991233XX

United Social Credit Code: 9144030035991233XX

住所：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Domicile: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua New District, Shenzhen City

（在本协议中，乙方1、乙方2、乙方3、乙方4、乙方5、乙方6、乙方7、乙方8、乙方9及乙方10合称为“乙方”；甲方、乙方和丙方合称为“各方”，分别称为“一方”。）

(Party B1, Party B2, Party B3, Party B4, Party B5, Party B6, Party B7, Party B8, Party B9 and Party B10 are hereinafter referred to collectively as “Party B”; Party A, Party B and Party C are hereinafter referred to collectively as the “Parties” and respectively a “Party”.)

鉴于：

Whereas,

1.	乙方1和乙方2为具有完全民事行为能力的中国籍自然人。其余各方均为依照中国法律设立并有效存续的公司或合伙企业。乙方为丙方的实益和登记股东，合计直接持有丙方100%股权。

Party B1 and Party B2 are individuals with Chinese nationality and complete civil capacity. The remaining Parties are companies or partnerships organized and validly existing under the RPC law. Party B together own directly, beneficially and of record 100% of the equity interest in Party C.

2.	乙方同意依照本协议约定的条款和条件，授予甲方购买乙方所持丙方全部股权的独家权利；丙方同意依照本协议约定的条款和条件，授予甲方购买丙方全部资产的独家权利。

Party B agrees to grant Party A an exclusive option to purchase all equity interest held by Party B in Party C, and Party C agrees to grant Party A an exclusive option to purchase all assets of Party C, both in accordance with this Agreement.

基于以上，各方经协商一致，达成如下协议：

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

1.	独家购买权

Exclusive options

1.1	乙方在此不可撤销地且无条件地同意授予甲方一项购买权，根据该购买权，甲方有权在中国法律允许的情况下，要求乙方依照本协议的条件与条款将其所持丙方的全部或部分股权转让给甲方或其指定的其他方（以下简称“被指定方”）（以下简称“股权购买权”）。甲方同意接受该股权购买权。

Party B hereby irrevocably and unconditionally grant to Party A an option (the “Equity Option”), under which Party A has the right to require Party B to transfer all or part of its equity in Party C to Party A or other parties designated by Party A (the “Designees”) in accordance with the terms and conditions of this Agreement, subject to applicable PRC laws. Party A agrees to accept such option.

1.2	丙方在此不可撤销地且无条件地同意授予甲方一项购买权，根据该购买权，甲方有权在中国法律允许的情况下，要求丙方依照本协议的条款和条件将其全部或部分资产转让给甲方或其被指定方（以下简称“资产购买权”；与股权购买权合称“独家购买权”）。乙方同意丙方授予甲方该资产购买权，甲方同意接受该资产购买权。

Party C hereby irrevocably and unconditionally grants to Party A an option (the “Asset Option”; together with the Equity Option, the “Options”), under which Party A has the right to require Party C to transfer all or part of its assets to Party A or its Designees in accordance with the terms and conditions of this Agreement, subject to applicable PRC laws. Party B agree to such grant and Party A agrees to accept such option.

1.3	甲方对独家购买权的行使以符合中国法律规定为前提。甲方行使独家购买权时应向乙方和丙方发出书面通知（以下简称“购买通知”），载明：（1）甲方关于行使独家购买权的决定；（2）甲方拟购买的乙方所持丙方的股权份额或丙方的资产（以下分别简称“目标股权”、“目标资产”）的信息；（3）计划购买时间；以及（4）甲方认为必要的其他信息。

Subject to any applicable PRC laws, Party A may exercise the Options by issuing a written notice to Party B and Party C (the “Option Notice”), specifying: (a) Party A’s decision to exercise the Options; (b) the information of the equity interests (the “Target Equity”) or the assets (the “Target Assets”) to be purchased by Party A; (c) the time schedule for such purchase, and (4) other information that Party A deems necessary.

1.4	目标股权的总价格应为目标股权在丙方注册资本中对应的实缴出资额与届时中国法律允许的最低价格的较低者，目标资产的总价格应为目标资产在丙方的账面价格与届时中国法律允许的最低价格的较低者。乙方和丙方均承诺和认可其已得到甲方的充分补偿，并承诺在分别收到目标股权的全部对价款、目标资产的全部对价款之日起10个工作日内将收到的上述相应款项全额返还给甲方或其指定的主体。

The aggregate purchase price for the Target Equity shall be the amount paid up by Party B in the registered capital of Party C or the price permitted by then applicable PRC laws (whichever is lower), and the aggregate purchase price for the Target Assets shall be the book value of such assets in Party C or the price permitted by then applicable PRC laws (whichever is lower). Party B and Party C covenant and acknowledge that each of Party B and Party C has been fully compensated by Party A, and further covenant that within 10 working days from when Party B or Party C receives in full the price for the Target Equity or the Target Assets, each of Party B and Party C will refund in full the price for the Target Equity or the Target Assets to Party A or the parties designated by Party A

1.5	甲方行使独家购买权时：

Where Party A is to exercise the Equity Option or the Asset Option:

1.5.1	乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方转让目标股权或丙方向甲方转让目标资产的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Target Equity or Party C’s transfer of the Target Assets;

1.5.2	乙方不可撤销且无条件地在此放弃有关目标股权或目标资产的优先购买权或其他适用的优先权利；

Party B hereby irrevocably and unconditionally waives its right of first refusal or other rights of priority to the Target Equity or the Target Assets;

1.5.3	乙方或丙方应与甲方按照本协议及购买通知的规定，就购买目标股权或目标资产的事宜签订转让合同；

Party B or Party C shall, as the case may be, execute transfer agreements with Party A in relation to the Target Equity or the Target Assets, in accordance with this Agreement and the Option Notice;

1.5.4	有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，由乙方或丙方将目标股权或目标资产的有效所有权转移给甲方，并使甲方成为目标股权或目标资产的登记在册所有人。为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本协议、乙方股权质押合同项下产生的任何担保权益。本款及本协议所规定的“乙方股权质押合同”指甲方、乙方和丙方于本协议签署之日签订的股权质押合同（以下简称“股权质押合同”），根据股权质押合同，乙方为担保丙方能履行乙方、丙方与甲方签订的独家业务合作协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

Relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions for the transfer of valid ownership of the Target Equity or the Target Assets, unencumbered by any security interests, by Party B or Party C to Party A, and cause Party A to become the registered owner of the Target Equity or the Target Assets. For the purposes of this section and this Agreement, “security interests” include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, excluding any security interest created by this Agreement and the Equity Pledge Agreement. The Equity Pledge Agreement as used in this section and this Agreement refers to the equity pledge agreement executed by and among Party A, Party B and Party C as of the date hereof, under which Party B shall pledge all their equity interests in Party C to Party A, in order to guarantee Party C’s performance of its obligations under the Exclusive Business Cooperation Agreement executed by and between Party A, Party B and Party C.

2.	陈述和保证

Representations and Warranties

乙方和丙方在本协议签署之日和每一个目标股权或目标资产的转让日向甲方连带地陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Target Equity or the Target Assets that:

2.1	其具有完全、独立的法律地位和法律能力签订、交付和履行本协议，并可独立地作为一方诉讼主体；

They have the full and separate legal status and capacity to execute, deliver and perform this Agreement and may act independently in legal actions;

2.2	其具有签订和交付本协议和其为一方的、根据本协议为每一次转让目标股权或目标资产而签订的任何转让合同（各称为“转让合同”），并履行其在本协议和任何转让合同项下的义务的权力和能力，不需要政府部门的批准或授权；乙方和丙方同意在甲方行使购买权时签署与本协议条款一致的转让合同；本协议和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority and power to execute and deliver without any governmental approval or authorization this Agreement and any transfer contracts to which they are parties concerning the Target Equity or the Target Assets to be transferred thereunder (each, a “Transfer Contract”) and to perform their obligations under this Agreement and any Transfer Contracts; Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Options; this Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and are enforceable against them in accordance with the sections thereof;

2.3	无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转让合同项下的义务的履行均不会：（1）导致违反任何适用法律；（2）与乙方或丙方章程或其他组织文件相抵触；（3）导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；（4）导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效的任何条件；或（5）导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts will not: (i) cause any violation of any applicable laws; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party B or Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

2.4	乙方对其在丙方拥有的目标股权拥有良好和可出售的所有权，是目标股权的登记在册的合法所有人；除甲方、乙方和丙方于本协议签署之日签署的股权质押合同所述外，乙方在目标股权上没有且不会设置任何质押或任何其他权利限制；甲方依照本协议和转让合同等交易文件行使股权购买权后，将取得对目标股权的、不存在任何权利限制的所有权；

All party of Party B have a good and merchantable title to the Target Equity in Party C and are the legal and registered holders of such Target Equity; except otherwise contemplated under the Share Pledge Agreement executed by and among the Parties as of the date hereof, Party B has not placed and will not place any pledge or any other restrictions on the Target Equity; after its exercise of the Equity Option in accordance with this Agreement, corresponding Transfer Contracts and other necessary transaction documents, Party A will acquire the title to the Target Equity without any restriction on the rights pertaining thereto;

2.5	丙方对目标资产拥有良好和可出售的所有权，丙方在目标资产上没有且不会设置任何担保权益；丙方在目标资产上没有且不会设置任何抵押、质押、留置或任何其他权利限制；甲方依照本协议和转让合同等交易文件行使资产购买权后，将取得对目标资产的、不存在任何权利限制的所有权；

Party C has a good and merchantable title to all Target Assets, and has not placed and will not place any mortgage, pledge, lien or any other restrictions on the Target Assets; after its exercise of the Asset Option in accordance with this Agreement, corresponding Transfer Contracts and other necessary transaction documents, Party A will acquire the title to the Target Assets without any restrictions on the rights pertaining thereto;

2.6	目前没有悬而未决的或构成威胁的与目标股权、目标资产有关的或与丙方有关的诉讼、仲裁或行政程序；并且

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the Target Equity or the Target Assets or Party C; and

除非中国法律强制性要求，乙方均不得要求丙方宣布分配或实际发放任何可分配利润、股息或红利；如乙方从丙方获得任何利润、股息或红利，其应在遵从中国法律的前提下将其及时赠予甲方或其指定的合格主体。

Subject to any compulsory requirements under any applicable PRC laws, none of Party B may require Party C to, and Party C shall not, declare or distribute any distributable profit, dividend or bonus, and if Party B have acquired any profit, dividend or bonus from Party C, it/ they shall gift such profit, dividend or bonus to Party A or the parties designated by Party A subject to any applicable PRC laws.

3.	协议期限

Term of agreement

3.1	本协议于文首标明的日期签署并同时生效。除非依本协议或各方其他协议的约定而提前终止，本协议持续有效。

This Agreement is executed on the date first written above and shall take effect as of such date. This Agreement shall remain effective unless terminated earlier in accordance with this Agreement or other agreements between the Parties.

3.2	在本协议期限内，乙方和丙方均不得提前终止本协议。尽管如此，甲方可通过提前30天向乙方和丙方发出书面通知的方式终止本协议。

During the term of this Agreement, Party B and Party C shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A has the right to terminate this Agreement upon giving 30 days prior written notice to Party B and Party C.

3.3	在本协议终止之后，各方在第4和6条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 4 and 6 shall survive the termination of this Agreement.

4.	保密条款

Confidentiality

4.1	各方认可，有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均属于保密信息。各方应当对所有该等保密信息予以保密，任一方在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，但下列信息除外：（1）公众人士知悉或将会知悉的任何信息（由接受保密信息之一方擅自向公众披露的除外）；（2）根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或（3）由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the content of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations same to those set forth in this section. Disclosure of any confidential information by the staff or agents of any Party shall be deemed disclosure by such Party, and such Party shall be held liable for breach of this Agreement.

4.2	各方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this section shall survive amendments to, and rescission or termination of this Agreement.

5.	通知条款

Notices

5.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed effectively served shall be determined as follows:

5.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of receipt or refusal at the address specified for notices.

5.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2	为通知的目的，各方联系信息如下：

For the purpose of notices, the contact information of the Parties is as follows:

5.2.1	甲方：杭州筑梦创享科技有限公司

Party A: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

地址：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Address: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

收件人:刘格

Attn:/

电话: /

Phone: /

传真: /

Facsimile: /

5.2.2	乙方1：李厚德

Party B1: Li Houde

地址：广东省深圳市福田区福民路2号皇庭居A1803

Address: A1803, Huangtingju, No. 2, Fumin Road, Futian District, Shenzhen, Guangdong Province

电话: /

Phone: /

传真: /

Facsimile: /

5.2.3	乙方2：刘望霞

Party B2: Liu Wangxia

地址：湖北省云梦县城关镇西大路12号

Address: No. 12, Xida Road, Chengguan Town, Yunmeng County, Hubei

Province

电话: /

Phone: /

传真: /

Facsimile: /

5.2.4	乙方3：东莞市富华股权投资合伙企业（有限合伙）

Party B3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号346室

Address: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:占引

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

5.2.5	乙方4：东莞市广胜股权投资合伙企业（有限合伙）

Party B4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号379室

Address: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:李厚德

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

5.2.6	乙方5：东莞市富胜股权投资合伙企业（有限合伙）

Party B5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市南城街道草塘路5号1栋3022室

Address: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

收件人:李凯鹏

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

5.2.7	乙方6：深圳市创东方投资有限公司

Party B6: Shenzhen CDF-Capital Co. Ltd.

地址：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Address: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

收件人:肖水龙

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

5.2.8	乙方7：东莞市摩亿投资合伙企业（有限合伙）

Party B7: Dongguan Moyi Investment Partnership (Limited Partnership)

地址：东莞市东城街道主山社区涡岭商业街西区3巷5号

Address: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

收件人:李青女

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

5.2.9	乙方8：东莞市摩丰投资合伙企业（有限合伙）

Party B8: Dongguan Mofeng Investment Partnership (Limited Partnership)

地址：东莞市寮步镇小坑村文德路二巷51号4楼

Address: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

收件人:黄瀚彬

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

5.2.10	丙方：深圳市筑梦之星科技有限公司

Party C: Shenzhen Building Dream Star Technology Limited

地址：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Address: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua District, Shenzhen

收件人:刘格

Attn: /

电话:/

Phone: /

传真: /

Facsimile: /

5.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the sections hereof.

6.	适用法律与争议解决

Governing Law and Resolution of Disputes

6.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国法律的规定。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes relating thereto shall be governed by the PRC laws.

6.2	对于因本协议而发生的任何争议，本协议各方应首先通过友好协商方式解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给深圳国际仲裁院，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在深圳进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

Any dispute arising from this Agreement shall first be resolved by the Parties through friendly negotiations. Where the Parties fail to reach an agreement on the dispute within 30 days from any Party’s request to the other Parties for resolution of the dispute through negotiations, any Party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in Shenzhen, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

6.3	因本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from this Agreement or during the arbitration procedures for any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement.

7.	协议的转让

Assignment

7.1	乙方和丙方均不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, neither Party B nor Party C may assign its rights and obligations under this Agreement to any third party.

7.2	乙方和丙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方和丙方发出书面通知，并且无需再就该等转让征得乙方或丙方的事先同意。

Party B and Party C agree that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B and Party C, without the prior consent of Party B or Party C.

8.	其他

Miscellaneous

8.1	对本协议的任何修订和补充，应以书面方式进行，并由各方签署。

Any amendment or supplement to this Agreement shall be made by a written document executed by and between the Parties.

8.2	除了在本协议签署后所做出的书面修订、补充或修改以外，本协议构成本协议各方就本协议事项所达成的完整合同，取代在此之前就本协议事项所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after this Agreement, this Agreement shall constitute the entire agreement by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

8.3	本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项条款和条件的含义。

The headings herein are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the terms and conditions of this Agreement.

8.4	如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其他条款的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several sections of this Agreement are found invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining sections of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable sections with effective sections that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective sections shall be as close as possible to the economic effect of those invalid, illegal or unenforceable sections.

8.5	本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

8.6	本协议以中文和英文书就，一式十二份，各方各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。

This Agreement is made in Chinese and English in twelve copies with each Party holding one. All counterparts have the same legal effect. The Chinese version shall prevail in case of any conflict or discrepancy between the Chinese version and the English version.

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

甲方/ Party A：

盖章/Seal：杭州筑梦创享科技有限公司/ Hangzhou Building Dream Star Chuangxiang Technology Company Limited

签字/Signature：	/s/ LIU Ge
刘格/ LIU Ge

职位/Title：法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方1/ Party B1：

签字/Signature：	/s/ LI Houde
李厚德/LI Houde

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方2/ Party B2：

签字/Signature：	/s/ LIU Wangxia
刘望霞/LIU Wangxia

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方3/ Party B3：

盖章/Seal：东莞市富华股权投资合伙企业（有限合伙）/ Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ ZHAN Yin
占引/ZHAN Yin

职位/Title：	执行事务合伙人/Managing Partne

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方4/ Party B4：

盖章/Seal：东莞市广胜股权投资合伙企业（有限合伙）/ Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Houde
李厚德/LI Houde

职位/Title：	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方5/ Party B5：

盖章/Seal：东莞市富胜股权投资合伙企业（有限合伙）/ Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Kaipeng
李凯鹏/LI Kaipeng

职位/Title：	执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方6/ Party B6：

盖章/Seal：深圳市创东方投资有限公司/ Shenzhen CDF-Capital Co. Ltd.

签字/Signature：	/s/ XIAO Shuilong
肖水龙/XIAO Shuilong

职位/Title：	法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方7/ Party B7：

盖章/Seal：东莞市摩亿投资合伙企业（有限合伙）/ Dongguan Moyi Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Qingnv
李青女/LI Qingnv

职位/Title：	执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方8/ Party B8：

盖章/Seal：东莞市摩丰投资合伙企业（有限合伙）/ Dongguan Mofeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ HUANG Hanbin
黄瀚彬/HUANG Hanbin

职位/Title：	执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方9/ Party B9：

盖章/Seal：东莞市冀丰投资合伙企业（有限合伙）/ Dongguan Jifeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LIU Ge
刘格/ LIU Ge

职位/Title：	执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方10/ Party B10：

盖章/Seal：东莞市益财投资合伙企业（有限合伙）/ Dongguan Yicai Investment Partnership (Limited Partnership)

签字/Signature：	/s/ XU Fuzhou
徐夫舟/ XU Fuzhou

职位/Title：	执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《独家购买权协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

丙方/ Party C：

盖章/Seal：深圳市筑梦之星科技有限公司/ Shenzhen Building Dream Star Technology Limited

签字/Signature：	/s/ LIU Ge
刘格/ LIU Ge

职位/Title：	法定代表人/Legal Representative